EXHIBIT 10.31(a)



                      AMENDMENT TO STOCK PURCHASE AGREEMENT

     THIS AMENDMENT TO THE STOCK PURCHASE AGREEMENT dated as of May 12, 2005 (this "AMENDMENT"), is entered into by and between KARAMCO, INC. ("KARAMCO"), EFONICA, FZ-LLC ("EFONICA OR COMPANY") AND FUSION TELECOMMUNICATIONS INTERNATIONAL, INC. ("FUSION").


                                R E C I T A L S:

     A. Fusion, Efonica and Karamco have entered into that certain Stock Purchase Agreement dated January 11, 2005, as amended on February 9, 2005, (the "AGREEMENT"), pursuant to which Fusion purchased all of Karamco's shares of Efonica, FZ-LLC (the "Company").

     B.   At the present time, Fusion, Efonica and Karamco request,  and all are
agreeable  to  amend  the  Agreement,   subject  to  the  terms  and  conditions
hereinafter set forth.

     NOW,  THEREFORE,  in  consideration  of the  premises  and  other  good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, Fusion, Efonica and Karamco hereby agree as follows:


                              A G R E E M E N T S:

     1. RECITALS. The foregoing Recitals are hereby made a part of this Amendment.

     2.   DEFINITIONS.   Capitalized  words  and  phrases  used  herein  without
          definition shall have the respective meanings ascribed to such words and phrases in the Agreement.

     (a) AMENDMENT TO AGREEMENT. Section 1.2(C)(iv) of the Agreement is hereby amended in its entirety to read as follows:

          "(iv) (a) Registration. Buyer shall use its reasonable efforts to cause 150,000 shares of the Base Shares to be registered (the "Registered Shares") within 60 days of the Buyer's initial public offering, unless said date is extended with Karamco's consent. The date the Registered Shares are effectively registered shall be defined as the "Registration Date." Following registration, Karamco may sell up to an aggregate of $1 million in Registered Shares in transactions (including block transactions) that may take place in the over-the-counter market or an exchange including ordinary broker transactions, privately negotiated transaction or through sales to one or more dealers for resale as principals (1/2 of the Registered Shares on the Registration Date and the remaining 1/2 on May 15,
     2005). In the event Buyer is unable to cause the Registered Shares to be registered as set forth above, Buyer shall purchase the Registered Shares from Karamco (in the amount Karamco would have been otherwise able to sell as set forth above) at the higher of the IPO price or the average 5 day bid price prior to the date Buyer notifies Karamco that it is unable to cause the registered Shares to be registered. In the event that Karamco's aggregate gross proceeds of a sale of the Registered Shares as set forth in this Section 1.2C(iv)(a), in the aggregate, and within 65 days following the effective date of the Registration Statement, does not equal $967,500 (150,000 x the IPO price of $6.45), the Buyer shall pay Karamco the difference between the aggregate gross proceeds of Karamco's sale of the Registered Shares and $967,5000 (the "Difference Payment"). On April 25, 2005, Fusion made a payment of $150,000 to Karamco and on the date hereof, will make an additional payment of $175,000 which payments ($325,000 in the aggregate) shall be deducted from the Difference Payment owed. In the event that the Difference Payment owed, pursuant to this Section 1.2(C)(iv)(a) of the Agreement, is less than $325,000, Karamco shall immediately reimburse Fusion for such excess. The Company retains the right to advance additional funds in its sole discretion.

     (b) Karamco's Obligation to reimburse Fusion for any excess shall be secured by 50,387 shares (the "Escrowed Shares") of Fusion's common stock owned by Karamco. Upon execution of this Agreement, Karamco will deliver the Escrowed Shares to the Escrow Agent until such excess is repaid or it is determined that no repayment is due based on the formula in section 1.2(C)(iv) (a) of the Agreement."

     3. REPRESENTATIONS AND WARRANTIES. To induce Karamco to enter into this Amendment, Fusion hereby certifies, represents and warrants to Karamco that:

          3.1 AUTHORIZATION. It is duly authorized to execute and deliver this Amendment and is and will continue to perform its obligations under the Agreement, as amended hereby.

          3.2 NO CONFLICTS. The execution and delivery of this Amendment and the performance by Fusion of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the articles of incorporation or bylaws/articles of organization or operating agreement, as applicable, of Fusion or of any agreement binding upon Fusion.

          3.3 VALIDITY AND BINDING EFFECT. The Agreement, as amended hereby, is a legal, valid and binding obligation of Fusion, enforceable against Fusion in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     4.   GENERAL.

          4.1 GOVERNING LAW; SEVERABILITY. This Amendment shall be construed in accordance with and governed by the laws of the State of New York. Wherever possible each provision of the Agreement and this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement and this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Agreement and this Amendment.

          4.2 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon Fusion, Efonica and Karamco and their respective successors and assigns.

          4.3 CONTINUING FORCE AND EFFECT OF THE AGREEMENT. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Agreement are incorporated by reference herein, and in all respects, shall continue in full force and effect. Fusion, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Agreement

          4.4 EXPENSES. Fusion shall pay all costs and expenses in connection with the preparation of this Amendment.

          4.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Stock Purchase Agreement as of the date first above written.


                                  FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.



                                   By:
                                        ----------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------



                                  KARAMCO, INC.



                                   By:
                                        ----------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------



                                  EFONICA, FZ-LLC



                                   By:
                                        ----------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Stock Purchase Agreement as of the date first above written.


                                   FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.



                                   By:
                                        ----------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------



                                   KARAMCO, INC.



                                   By:
                                        ----------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------


                                   EFONICA, FZ-LLC



                                   By:
                                        ----------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------